AUGUST 5, 2021 2021 3RD QUARTER EARNINGS CALL Exhibit 99.2

Disclosure notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended September 30, 2020. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure can be found in the Appendix as well as Company’s latest Form 8-K, filed with the SEC on August 5, 2021.

3 President & chief executive officer Julian francis

3RD QUARTER HIGHLIGHTS



Net Income ($M)
$ 140
$ 80
$ 59
$ (4)
GAAP
Adj. NI*
Q3'20
Q3'21



Adj. EBITDA* ($M)
$ 229
$ 131
12.3%
8.4%
Q3'20
Q3'21

Record top-line and bottom-line results
- Highest quarterly net sales, net income and Adjusted EBITDA
- Results reflect focused market execution, significant gross margin expansion and favorable operating leverage

Net sales up ~21% YoY with growth across all three product categories
- Residential up ~18% driven by price execution, new construction & regional strength
- Non-residential grew ~16%; Demand up significantly YoY
- Complementary increased ~35% on strong residential demand and price

Gross margins up 380 bps YoY to 27.6%
- Positive price-cost from price increase & timing benefits

Cost discipline contributed to favorable operating leverage
- Operating expense at 18.0% of net sales; 90 bps improvement YoY
- Adjusted Operating Expense* at 16.5% of net sales; 10 bps improvement YoY

Investing for growth
- Interiors divestiture & refinancing yielded significantly improved financial flexibility
- Investing in inventory to meet anticipated demand and supply chain volatility

Transformation
- Expanding ESG initiatives to live our values and benefit all stakeholders
- On-boarded key leadership positions including GC, CHRO and CCO

*Non-GAAP measure; see Appendix for definition and reconciliation

Note: All quarterly information and comparisons reflect Continuing Operations

4 becn.com

BEACON

STRATEGIC INITIATIVES

Organic Growth

- Increase sales effectiveness to drive customer penetration
- Focus resources on high-potential markets

- Improving pricing analytics and proficiency
- National accounts up 37% led by our homebuilding customers
- Two greenfields opened YTD; On track to open third in 2021

Digital Platform

- Most complete digital offering within building products distribution
- Important value-add for customers

- ~50% growth in active users versus prior year
- Digital initiative at ~14% of net sales; Ahead of our expectations
- Continuing to expand digital capabilities and offerings

Beacon OTC® Network

- Raise customer service levels
- Develop high caliber talent in logistics & field operations

- Opportunity for $50-100M inventory reduction
- State-of-art Houston hub opening prior to calendar year-end
- Reduction in driver hours and fuel gallons / delivered order

Branch Operating Performance

- Improve operating performance of lowest quintile branches
- Drive operating efficiencies across network

- Underperforming branches focus driving improvement across the P&L
- Now expect to deliver more than $40M improvement in FY'21

Strategies focused on achieving top-line growth and bottom-line efficiency

5 becn.com

BEACON

6 Executive vice president & chief financial officer Frank lonegro

Q3 SALES AND MIX

Net Sales ($M)


$ 1,549
$ 1,872
+20.8%
Q3'20
Q3'21

Sales by Product


22%
26%
52%
Non-residential
Residential
Complementary

Net Sales by Product Category ($M)


$ 832
$ 982
+18.0%
$ 418
$ 487
+16.3%
$ 299
$ 404
+35.1%
Residential
Non-residential
Complementary
Q3'20
Q3'21

Sales growth of ~21%
- Strong sales / price execution across all three product categories
- Half of growth from volumes / half from price
- End market mix: ~70% residential and ~30% non-residential

Residential sales up ~18%
- Strong new construction; Sales up >40% with large homebuilding customers
- Major storm activity down YoY; Hail down >30% impacting shingle volume growth by ~10 percentage points
- Regional R&R strength

Non-residential sales grew ~16%
- COVID-19 impacted comparable
- Growth led by warehouse and government construction

Complementary sales up ~35%
- Benefitted from residential tailwinds
- COVID-19 impacted comparable
- Higher lumber prices YoY
- Siding up significantly YoY

7 becn.com

BEACON

MARGIN & EXPENSE

Gross Margin



23.8%
25.1%
25.4%
25.3%
27.6%
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

Quarter Ending Headcount



6,269
6,460
6,388
6,410
6,620
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

Operating Expense ($M)



$ 294
$ 336
$ 257
$ 309
18.9%
18.0%
16.6%
16.5%
GAAP
Adj. OpEx*
Q3'20
Q3'21

Sales Per Hour Worked (Indexed to Q2'20)**



100
145
137
139
121
148
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

Gross margin +380 bps YoY

- Successful pricing strategy and execution
- Favorable timing benefit
- Price-cost ~390 bps favorable

YoY Adj. OpEx* performance better than our expectations

- Higher incentive comp, overtime & fleet expenses
- Unusually low COVID-19 impacted comparable
- Seasonal headcount ramp up less than 6% vs. ~10% volume growth

Cost discipline and higher sales yielded 10 bps reduction in Adj. OpEx* / sales

- Labor productivity up ~50% from pre-pandemic levels

*Non-GAAP measure; see Appendix for definition and reconciliation
**Hours worked reflect all company-wide hourly employees, but exclude salaried/commission-based personnel
Note: All quarterly information and comparisons reflect Continuing Operations

8 becn.com

BEACON

STRENGTHENED FINANCIAL FLEXIBILITY

Operating Cash Flow ($M)



$125
$103
($39)
($33)
($84)
($86)
Q1'21
Q2'21
Q3'21
GAAP
Adj. OCF*

Inventory ($M)**



$916
$1,082
$865
$937
$948
$1,034
$937
$947
$951
$874
$871
$953
$1,087
$1,171
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

Net Debt Leverage*



6.1
5.3
4.7
4.8
2.9
2.4
Q2'20***
Q3'20***
Q4'20***
Q1'21
Q2'21
Q3'21

Q3'21 Proforma Debt Maturity by Year ($M)****



$1,000
$300
$350
$0
2021
2025
2026
2027
2028
2029
ABL
Secured Notes
Term Loan
Unsecured Notes

Reduced gross debt by ~$1.7B YoY

- Utilized net proceeds from Interiors divestiture
- Paid down add'l ~$460M in gross debt in Q3'21

Comprehensive refinancing

- Extended weighted average maturities
- No meaningful debt due until 2026

Significant Balance Sheet strength

- Net debt leverage* of 2.4x
- Reduced annual go-forward cash interest ~$50M
- >$1.4B in liquidity (undrawn ABL capacity + cash)

Deploying capital to support growth

- Investing in inventory
- Opening greenfields
- Growing M&A pipeline

Ample ability to invest in value-creating growth opportunities

*Non-GAAP measure; see Appendix for definition and reconciliation
**All periods presented are balances from continuing operations only
***Calculation for these periods include amounts derived from combined operations – see slide 16 for further detail
****Maturities shown as of Q3'21; exclude impact of debt issuance cost amortization and required $10M annual paydown of the Term Loan

9 becn.com

BEACON

President & chief executive officer Julian francis

CLOSING THOUGHTS

Expect Q4 total net sales to be up MSD YoY consistent with July performance

- Pace of demand remains solid; Backlog up significantly
- Strong new construction demand; Near term home-build cycle-times elongated
- Extremely strong prior year comparable; COVID-19 “snap back”; Lower hail / storm demand

Q4 gross margins expected to be approximately +180 bps vs. the prior year period

- Successful June pricing execution; Lapping inflationary environment in prior year period
- Implementation of the recently announced September price increase
- Higher non-residential & complementary mix

Strong finish to FY2021

- Q4 Adjusted EBITDA* expected to be ~$190-205M; FY2021 expected to be $635-650M

Fundamentals of the business remain very strong

- Multi-year runway for new residential
- R&R entering strong replacement cycle
- Continuing recovery of non-residential demand

Beacon is strategically and financially positioned for growth

*Non-GAAP measure; see Appendix for definition and reconciliation
Note: All quarterly information, forecasts and comparisons reflect Continuing Operations

11 becn.com

BEACON

Reconciliations: non-gaap financial measures FY2020-2021 results by Quarter (Continuing operations) We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. * Q2 2020 amounts include the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company’s rebranding efforts. For additional information see our latest Form 8-K, filed with the SEC on August 5, 2021.

Reconciliations: non-gaap financial measures ADJUSTED OPERATING CASH FLOW We define Adjusted Operating Cash Flow as net cash provided by (used in) operating activities (as calculated on a GAAP basis) excluding the impact of discontinued operations and other non-recurring cash activity related to the Company’s divestiture of its Interior Products business. * Cash collected on behalf of, and due to, FBM as part of the ongoing transaction services agreement.

Reconciliations: non-gaap financial measures Net debt leverage We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters. * Historical quarterly Adjusted EBITDA totals used in the calculation of Net Debt Leverage are presented on an as-reported basis, therefore the calculations for the periods ended March 31, June 30, and September 30, 2020 are based on Adjusted EBITDA from combined operations (see slide 17 for reconciliations). Beginning with the period ended December 31, 2020, the Company began presenting its Interior Products business as discontinued operations, therefore the calculations of Net Debt Leverage for the periods ended December 31, 2020, March 31, 2021 and June 30, 2021 are based on Adjusted EBITDA from continuing operations (see slide 14 for reconciliations).

Reconciliations: non-gaap financial measures FY2019-2020 results by Quarter (combined operations) This table is presented for purposes of reconciling Adjusted EBITDA amounts utilized in the calculation of Net Debt Leverage for historical periods presented on slide 16. We define Adjusted EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. * Q2 2020 amounts include the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company’s rebranding efforts.

Reconciliations: non-gaap financial measures *Composed of Acquisition costs, Restructuring costs and COVID-19 impacts. Fy2021 guidance: Adjusted ebitda